Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Robert C. Doll, Jr., Chief Executive Officer of S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: February 24, 2005


                                                   /s/ Robert C. Doll, Jr.
                                                   -----------------------
                                                   Robert C. Doll, Jr.,
                                                   Chief Executive Officer of
                                                   S&P 500 Index Fund of Merrill
                                                   Lynch Index Funds, Inc. and
                                                   Master S&P 500 Index Series
                                                   of Quantitative Master Series
                                                   Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust and will be retained by S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust (together, the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: February 24, 2005


                                                   /s/ Donald C. Burke
                                                   -------------------
                                                   Donald C. Burke,
                                                   Chief Financial Officer of
                                                   S&P 500 Index Fund of Merrill
                                                   Lynch Index Funds, Inc. and
                                                   Master S&P 500 Index Series
                                                   of Quantitative Master Series
                                                   Trust

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust and will be retained by S&P 500 Index Fund of Merrill Lynch Index Funds, Inc. and Master S&P 500 Index Series of Quantitative Master Series Trust and furnished to the Securities and Exchange Commission or its staff upon request.